UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2019

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

Not Applicable (Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBTF	Nasdaq Global Select

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities

Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective September 1, 2019, MBT Financial Corp. ("MBT"), a Michigan corporation, completed its previously announced merger (the “Merger”) with First Merchants Corporation ("First Merchants"), an Indiana corporation, pursuant to the Agreement and Plan of Reorganization and Merger, dated as of October 9, 2018 (the "Merger Agreement").

Pursuant to the terms of the Merger Agreement, MBT's stockholders are entitled to receive, in exchange for each share of MBT common stock that they own, 0.275 shares of the common stock of First Merchants (the "Merger Consideration").

The foregoing descriptions of the Merger Agreement and the Merger do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to MBT's Current Report on Form 8-K filed on October 10, 2018.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, MBT no longer fulfills the listing requirements of the Nasdaq Stock Market ("Nasdaq").  On August 30, 2019, the last trading day prior to the effective date of the Merger, MBT notified Nasdaq that trading in MBT common stock should be suspended and the listing of MBT common stock should be removed, effective September 1, 2019, in each case following the closing of the market on August 30, 2019.  Nasdaq has filed a notification of removal from listing of MBT common stock on Form 25 with the Securities and Exchange Commission to deregister MBT's common stock under Section 12 of the Securities Exchange Act of 1934.  MBT intends to file a Form 15 with the Securities and Exchange Commission to suspend MBT's reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, MBT's directors and executive officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon the consummation of the Merger, the Articles of Incorporation and the Bylaws of MBT ceased to be in effect.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.	Not applicable.
(b) Pro Forma Financial Information.	Not applicable.
(c) Shell Company Transactions.	Not applicable.
(d) Exhibits:

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization and Merger, by and among MBT Financial Corp. and First Merchants Corporation dated as of October 9, 2018 (incorporated by reference to Exhibit 2.1 to MBT Financial Corp.'s Current Report on Form 8-K filed on October 10, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: September 3, 2019	By:	/s/ John L. Skibski
John L. Skibski
Executive Vice President and
Chief Financial Officer